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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 15, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Nebraska                       000-50139               Not applicable
------------------------      ------------------------    ----------------------
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)


            1620 Dodge Street
             Stop Code 3198
             Omaha, Nebraska                                    68197-3198
----------------------------------------                       ------------
(Address of principal executive offices)                       (Zip Code)


                                 (402) 341-0500
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

None.

(C)      Exhibits

EXHIBIT NO.    DOCUMENT DESCRIPTION

Exhibit 20     Series 2002-1 and 2003-1 Asset Backed Notes Monthly Servicing
               Report



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 15, 2003              FIRST NATIONAL FUNDING LLC

                                       By: First National Funding Corporation,
                                           Managing Member



                                       By: /s/ Jean L. Koenck
                                           -------------------------------------
                                           Jean L. Koenck, Senior Vice President


Dated:  December 15, 2003              FIRST NATIONAL MASTER NOTE TRUST

                                       By: First National Bank of Omaha,
                                           As Servicer of First National Master
                                           Note Trust



                                       By: /s/ Jean L. Koenck
                                           -------------------------------------
                                           Jean L. Koenck, Vice President





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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

20               Series 2002-1 and 2003-1 Asset Backed Notes Monthly Servicing
                 Report